SUPPLEMENT DATED FEBRUARY 29, 2008

TO

PROSPECTUS DATED MAY 1, 2007

FOR SUN LIFE CORPORATE VARIABLE UNIVERSAL LIFE INSURANCE

ISSUED BY SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G

This supplement replaces the supplement dated December 10, 2007.

On or about May 1, 2008, the above-captioned prospectus is amended to add new investment options.

The following new investment options will be added to the above-captioned prospectus on or about May 1, 2008. As a result, the list of the available investment options appearing on the cover page of the prospectus is supplemented by the addition of the following investment options and corresponding investment management disclosures:

Large-Cap Equity Funds	High Yield Bond Funds
SCSM Lord Abbett Growth & Income Fund	SCSM PIMCO High Yield Fund
Mid-Cap Equity Funds
SCSM Goldman Sachs Mid Cap Value Fund

Sun Capital Advisers LLC advises the Sun Capital Funds; SCSM Lord Abbett Growth & Income Fund (sub-advised by Lord, Abbett & Co. LLC), SCSM Goldman Sachs Mid Cap Value Fund (sub-advised by Goldman Sachs Asset Management, L.P.), SCSM PIMCO High Yield Fund (sub-advised by Pacific Investment Management Company LLC).

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.